UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2023

RYVYL Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino Del Rio North, Suite 1400 San Diego, CA 92108
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 631-8261

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As reported in Item 5.07 below, RYVYL Inc. (the “Company”), on November 2, 2023 held its 2023 annual meeting of stockholders (the “Annual Meeting”) at which meeting, among other items on the agenda, the Company’s stockholders approved the Company’s 2023 Equity Incentive Plan. As set forth in the proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on September 21, 2023 (the “Proxy Statement”), the Board of Directors authorized and approved the termination of the Company’s 2020 Incentive and Nonstatutory Stock Option Plan (the “2020 Option Plan”); (ii) the Company’s 2021 Incentive and Nonstatutory Stock Option Plan (the “2021 Option Plan”); and (iii) the Company’s 2021 Restricted Stock Plan (the “2021 Restricted Stock Plan”). At a meeting of the Board of Directors held on November 3, 2023, the Board of Directors confirmed the termination of the 2020 Option Plan, the 2021 Option Plan and the 2021 Restricted Stock Plan so that no further awards can be made under any of those plans, provided that any awards outstanding will continue to be outstanding and in effect, until they are exercised, vest or are terminated under the provisions of the applicable plan.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported in Item 5.07 below, the Company on November 2, 2023 held its Annual Meeting at which meeting, among other items on the agenda, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock from 17,500,000 shares to 100,000,000 shares.

On November 3, 2023, following the Annual Meeting, the Company filed a Certificate of Amendment to the Amended and Restated Articles with the Nevada Secretary of State.

Additional information regarding the Company’s Certificate of Amendment to Amended and Restated Articles including the terms thereof, is set forth in the Proxy Statement, which information is incorporated herein by reference. Such information and the foregoing description of the Certificate of Amendment to Amended and Restated Articles do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Amendment to Amended and Restated Articles, a copy of which is attached to this Current Report as Exhibit 3.1, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 2, 2023, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders (i) elected Ben Errez, Fredi Nisan, Genevieve Baer, David Montoya and Ezra Laniado to serve as the directors of the Company; (ii) ratified the appointment of Simon & Edward, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (iii) approved the issuance of common stock in excess of 20% of the number of shares of the Company’s common stock outstanding, as required pursuant to Nasdaq Listing Rule 5635(d); (iv) approved the amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 17,500,000 shares to 100,000,000 shares; (v) approved the Company’s 2023 Equity Incentive Plan; (vi) approved, on a non-binding, advisory basis, the Company’s executive compensation; and (vii) approved, by a non-binding advisory vote, that future non-binding advisory votes on compensation paid by the Company to its named executive officers be held every three years.

Stockholders of record at the close of business on September 11, 2023 (the “Record Date”) were entitled to one vote for each share of common stock. On the Record Date, there were 5,240,657 shares of common stock outstanding. The amount of issued and outstanding shares of common stock present at the Annual Meeting was sufficient to constitute a quorum.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 - Election of directors

Messrs. Ben Errez, Fredi Nisan, Genevieve Baer, David Montoya and Ezra Laniado were elected to serve as directors of the Company for a term expiring at the 2024 annual meeting of stockholders or until their successors are elected and qualified. The voting results were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Ben Errez	1,783,509	320,438	1,450,328
Fredi Nisan	1,863,753	240,194	1,450,328
Genevieve Baer	1,937,943	166,004	1,450,328
David Montoya	1,949,016	154,931	1,450,328
Ezra Laniado	1,957,214	146,733	1,450,328

Proposal No. 2 - Ratification of the appointment of independent registered public accounting firm

The appointment of Simon & Edward, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions
3,433,780	98,321	22,174

Proposal No. 3 - To approve under Nasdaq Listing Rule 5635(d), the issuance to an institutional investor of shares of the Company’s common stock in excess of 20% of the number of shares of the Company’s common stock outstanding.

The issuance of common stock in excess of 20% of the number of shares of the Company’s common stock outstanding, as required pursuant to Nasdaq Listing Rule 5635(d), was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,912,523	150,525	40,899	1,450,328

Proposal No. 4 - To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 17,500,000 shares to 100,000,000 shares.

The amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 17,500,000 shares to 100,000,000 shares was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
2,951,731	556,295	46,249

Proposal No. 5 - To approve the Company’s 2023 Equity Incentive Plan.

The Company’s 2023 Equity Incentive Plan was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,713,365	358,421	32,161	1,450,328

Proposal No. 6 - Approval, by a non-binding advisory vote, of the Company’s executive compensation

The Company’s executive compensation, by a non-binding advisory vote, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,811,027	270,622	22,298	1,450,328

Proposal No. 7 - Approval, by a non-binding advisory vote, for the frequency of future non-binding advisory votes on executive compensation

The Company’s stockholders recommended, on a non-binding advisory basis, three (3) years as the frequency with which the Company should hold future non-binding advisory votes on the compensation of the Company’s named executive officers (the “Say-on-Pay Vote”). The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
431,232	16,427	1,586,192	70,096	1,450,328

Consistent with a majority of the votes cast with respect to this proposal and with the recommendation of the Board, the Company will hold Say-on-Pay Votes every three years, unless the Board determines, in its discretion, to hold votes on a different frequency. The next non-binding advisory vote regarding the frequency of the Say-on-Pay Vote is required to occur no later than the annual meeting occurring six years after the Annual Meeting, which will be the Company’s 2029 annual meeting of stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to Amended and Restated Articles.
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2023	RYVYL Inc.

	By:	/s/ Fredi Nisan
Name: Fredi Nisan
Title: Chief Executive Officer